UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.     )

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Filed by a Party other than the Registrant  ☐

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☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

American International Group, Inc.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Your Vote Counts! AMERICAN INTERNATIONAL GROUP, INC. 2022 Annual Meeting May 11, 2022 11:00 AM ET Virtually at: www.virtualshareholdermeeting.com/AIG2022AMERICAN INTERNATIONAL GROUP, INC. 1271 AVENUE OF THE AMERICAS NEW YORK, NY 10020-1304D72701-P64760Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting To Be Held on May 11, 2022 You invested in American International Group, Inc. and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. Get informed before you vote View the Notice of 2022 Annual Meeting and Proxy Statement, and the 2021 Annual Report online at www.ProxyVote.com OR you can receive a free paper or email copy of the material(s) by requesting prior to April 27, 2022. If you would like to request a copy of the material(s) for this and/or future shareholder meetings, you must request one by (1) visiting www.ProxyVote.com, (2) calling 1-800-579-1639 or (3) sending an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. There is NO charge for requesting a copy. Unless requested, you will not otherwise receive a paper or email copy.For complete information and to vote, visit www.ProxyVote.com Vote must be received by 11:59 PM ET on May 10, 2022 Control #Smartphone users Point your camera here and vote without entering a control numberVote by Internet During the Meeting*: Go to www.virtualshareholdermeeting.com/AIG2022Vote by Telephone or Mail: Request a paper copy of the materials, which will include a proxy card. Your proxy card will contain instructions for voting by telephone or mail. Your proxy by telephone must be received by 11:59 PM ET on May 10, 2022. Your proxy by mail must be received by 10:00 AM ET on May 11, 2022.*Please check the meeting materials for any special requirements for meeting attendance.V1.1

Vote at www.ProxyVote.com Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Sign up for E-delivery”. Voting Items Board Recommends D72702-P64760 THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals included in the more complete proxy materials that are available to you on the Internet or by mail. Please see the reverse side of this notice to obtain proxy materials and voting instructions. We encourage you to access and review all of the important information contained in the proxy materials before voting. 1. Election of Directors Nominees: 1c. WILLIAM G. JURGENSEN 1a. JAMES COLE, JR. 1d. LINDA A. MILLS 1b. W. DON CORNWELL 1e. THOMAS F. MOTAMED 1f. PETER R. PORRINO 1g. JOHN G. RICE 1h. DOUGLAS M. STEENLAND 1i. THERESE M. VAUGHAN 1j. PETER ZAFFINO 2. Approve, on an advisory basis, the 2021 compensation of AIG’s named executives. 3. Ratify the selection of PricewaterhouseCoopers LLP to serve as AIG’s independent registered public accounting firm for 2022. For For For For For For For For For For For For 4. Shareholder proposal to reduce the threshold to call special meetings from 25 percent to 10 percent. Against